                                                                    EXHIBIT 10.6

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)

THIS AGREEMENT is made and entered into as of the 11th day of November, 1999, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and PROJECT ORANGE ASSOCIATES L P, a DELAWARE Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."


                                   ARTICLE I

                                  DEFINITIONS

1.1 TRANSPORTATION QUANTITY - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof which shall be 5,000 dekatherms.

1.2 EQUIVALENT QUANTITY - shall be as defined in the Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.


                                   ARTICLE II

                                 TRANSPORTATION

     Transporter agrees to accept and receive daily on an interruptible basis, as determined in Transporter's sole opinion, at the Point(s) of Receipt, from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity of gas and deliver for Shipper to the Delivery Point(s) an Equivalent Quantity of gas.


                                  ARTICLE III

                                   FACILITIES

     All Facilities are in place to render the service provided for in this Agreement and Transporter shall have no obligation to build facilities to perform this service.

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)


                                   ARTICLE IV

              QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

     For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                   ARTICLE V

                    RATES AND CHARGES FOR GAS TRANSPORTATION

5.1 TRANSPORTATION RATES - Commencing with the date of initial receipt of gas by rates, charges and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule IT and the General Terms and Conditions of Transporter's FERC Gas Tariff.

5.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

5.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule IT, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.


                                   ARTICLE VI

                             BILLINGS AND PAYMENTS

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.


                                  ARTICLE VII

                          GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule IT and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.


                                  ARTICLE VIII

                                   REGULATION

8.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

8.2 The transportation service described herein shall be provided subject to Subpart G, Part 284 of the FERC Regulations.


                                   ARTICLE IX

                      RESPONSIBILITY DURING TRANSPORTATION

     Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.


                                   ARTICLE X

                                   WARRANTIES

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)

10.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

     (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

     (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

10.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.



                                   ARTICLE XI

                                      TERM

11.1 This Agreement shall be effective from the date hereof and shall remain in full force and effect on a month to month basis unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party.

11.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.


11.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)


                                  ARTICLE XII

                                     NOTICE


     Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:


         TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                       P.O. Box 2511
                       Houston, Texas 77252-2511

                       Attention:  Director, Transportation Control

         SHIPPER:

         NOTICES:      PROJECT ORANGE ASSOCIATES L P
                       C/O GPU INTERNATIONAL, INC.
                       ONE UPPER POND ROAD
                       PARSIPPANY, NJ 07054

                       Attention: TOM REILLY



         BILLING:      PROJECT ORANGE ASSOCIATES L P
                       C/O GPU INTERNATIONAL, INC.
                       ONE UPPER POND ROAD
                       PARSIPPANY, NJ 07054

                       Attention: TOM REILLY

or to such other address as either Party shall designate by formal written notice to the other.

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)


                                  ARTICLE XIII

                                   ASSIGNMENT

     Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement. Otherwise, this Agreement shall not be assigned.


                                  ARTICLE XIV

                                 MISCELLANEOUS

14.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING CHOICE OF LAW.

14.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

14.3 Unless otherwise expressly provided in this Agreement or Transporter's FERC Gas Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the Electronic Bulletin Board and Shipper has been notified through the Electronic Bulletin Board of Transporter's agreement to such change.


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.


                      TENNESSEE GAS PIPELINE COMPANY

                      BY:  /s/ Matthew W. Rowland
                           __________________________
                            Agent and Attorney-in-Fact

                                                       SERVICE PACKAGE NO. 31603
                                                            AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                       (For Use Under Rate Schedule IT)


                      PROJECT ORANGE ASSOCIATES LP

                      BY:     /s/ Beth Matheson
                              __________________________
                      TITLE:  Vice President
                              __________________________
                      DATE:   November 18, 1999
                              __________________________